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                                                                   EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned officers and/or directors of Checkfree Corporation, a Delaware corporation (the "Company"), hereby appoints Peter J. Kight, Mark A. Johnson, and Curtis A. Loveland, as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, an additional 2,369,300 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the Company's 1995 Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 1996.

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
Signature:                          Title:


    /s/ Peter J. Kight              Chairman of the Board of Directors, President
-----------------------------        and Chief Executive Officer
      Peter J. Kight                 (Principal Executive Officer)


    /s/ Mark A. Johnson             Director and President - Business Services
-----------------------------
       Mark A. Johnson


   /s/ James S. Douglass            Executive Vice President - Finance and Chief Financial
-----------------------------       Officer
     James S. Douglass              (Principal Financial Officer)


     /s/ John M. Stanton            Vice President and Treasurer
-----------------------------       (Principal Accounting Officer)
       John M. Stanton


  /s/ William P. Boardman           Director
-----------------------------
     William P. Boardman


    /s/ George R. Manser            Director
-----------------------------
      George R. Manser


   /s/ Eugene F. Quinn              Director
-----------------------------
      Eugene F. Quinn


   /s/ Jeffrey M. Wilkins           Director
-----------------------------
      Jeffrey M. Wilkins
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